Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2022			2021						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q	June YTD

Sales	$15,901	$14,593	$30,494	$10,627	$11,402	$22,029	$13,154	$13,521	$48,704	28%	38%

Costs, Expenses and Other
Cost of sales	5,380	4,216	9,596	3,199	3,104	6,303	3,450	3,873	13,626	36%	52%
Selling, general and administrative	2,323	2,512	4,834	2,187	2,281	4,468	2,336	2,830	9,634	10%	8%
Research and development	2,576	2,798	5,374	2,412	4,321	6,732	2,445	3,068	12,245	-35%	-20%
Restructuring costs	53	142	194	297	82	380	107	174	661	73%	-49%
Other (income) expense, net	708	438	1,148	(455)	(103)	(558)	(450)	(333)	(1,341)	*	*
Income from Continuing Operations Before Taxes	4,861	4,487	9,348	2,987	1,717	4,704	5,266	3,909	13,879	*	99%
Income Tax Provision	554	538	1,092	238	503	741	695	85	1,521
Net Income from Continuing Operations	4,307	3,949	8,256	2,749	1,214	3,963	4,571	3,824	12,358	*	*
Less: Net (Loss) Income Attributable to Noncontrolling Interests	(3)	5	2	4	1	5	4	4	13
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	4,310	3,944	8,254	2,745	1,213	3,958	4,567	3,820	12,345	*	*
Income (Loss) from Discontinued Operations, Net of Taxes and Amounts Attributable to Noncontrolling Interests	-	-	-	434	332	766	-	(62)	704	*	*
Net Income Attributable to Merck & Co., Inc.	$4,310	$3,944	$8,254	$3,179	$1,545	$4,724	$4,567	$3,758	$13,049	*	75%

Basic Earnings (Loss) per Common Share Attributable to Merck & Co., Inc. Common Shareholders:
Income from Continuing Operations	$1.70	$1.56	$3.26	$1.08	$0.48	$1.56	$1.81	$1.51	$4.88	*	*
Income (Loss) from Discontinued Operations	-	-	-	0.17	0.13	0.30	-	(0.02)	0.28	*	*
Net Income	$1.70	$1.56	$3.26	$1.26	$0.61	$1.87	$1.81	$1.49	$5.16	*	74%

Earnings (Loss) per Common Share Assuming Dilution Attributable to Merck & Co., Inc. Common Shareholders:
Income from Continuing Operations	$1.70	$1.55	$3.25	$1.08	$0.48	$1.56	$1.80	$1.51	$4.86	*	*
Income (Loss) from Discontinued Operations	-	-	-	0.17	0.13	0.30	-	(0.02)	0.28	*	*
Net Income	$1.70	$1.55	$3.25	$1.25	$0.61	$1.86	$1.80	$1.48	$5.14	*	75%

Average Shares Outstanding	2,528	2,531	2,529	2,531	2,533	2,532	2,530	2,527	2,530
Average Shares Outstanding Assuming Dilution	2,537	2,540	2,538	2,541	2,540	2,540	2,536	2,535	2,538
Tax Rate from Continuing Operations	11.4%	12.0%	11.7%	8.0%	29.3%	15.8%	13.2%	2.2%	11.0%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.

SECOND QUARTER AND SIX MONTHS ENDED JUNE 30, 2021 GAAP TO NON-GAAP RECONCILIATION - CONTINUING OPERATIONS

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2b

In 2022, the company changed the treatment of certain items for purposes of its non-GAAP reporting.  Historically, Merck’s non-GAAP results excluded expenses for upfront and milestone payments related to collaborations and licensing agreements, as well as charges related to pre-approval assets obtained in transactions accounted for as asset acquisitions, to the extent the charges were considered by the company to be significant to the results of a particular period (as well as any related adjustments recorded in a subsequent period). Beginning in 2022, Merck’s non-GAAP results no longer exclude charges related to these items. Results for 2021 have been recast to conform to the new presentation.

The table below reflects a reconciliation of GAAP to non-GAAP financial information on a continuing operations basis. As Organon results are reflected within discontinued operations, they are excluded from the financial information provided below.

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Certain Other Items		Adjustment Subtotal	Non-GAAP
Second Quarter
Cost of sales	$3,104	345		38				37	(3)	420	$2,684
Selling, general and administrative	2,281	25		2						27	2,254
Research and development	4,321	16		6						22	4,299
Restructuring costs	82			82						82	-
Other (income) expense, net	(103)	117				(258)				(141)	38
Income from Continuing Operations Before Taxes	1,717	(503)		(128)		258		(37)		(410)	2,127
Income Tax Provision (Benefit)	503	(98	)(4)	(15	)(4)	57	(4)	(8	)(4)	(64)	567
Net Income from Continuing Operations	1,214	(405)		(113)		201		(29)		(346)	1,560
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	1,213	(405)		(113)		201		(29)		(346)	1,559
Earnings per Common Share Assuming Dilution from Continuing Operations	$0.48	(0.16)		(0.04)		0.08		(0.01)		(0.13)	$0.61

Tax Rate	29.3%										26.7%

June YTD
Cost of sales	$6,303	842		65				225	(3)	1,132	$5,171
Selling, general and administrative	4,468	35		4						39	4,429
Research and development	6,732	34		13						47	6,685
Restructuring costs	380			380						380	-
Other (income) expense, net	(558)	89				(819)				(730)	172
Income from Continuing Operations Before Taxes	4,704	(1,000)		(462)		819		(225)		(868)	5,572
Income Tax Provision (Benefit)	741	(187	)(4)	(56	)(4)	180	(4)	(257	)(4)	(320)	1,061
Net Income from Continuing Operations	3,963	(813)		(406)		639		32		(548)	4,511
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	3,958	(813)		(406)		639		32		(548)	4,506
Earnings per Common Share Assuming Dilution from Continuing Operations	$1.56	(0.32)		(0.16)		0.25		0.02		(0.21)	$1.77

Tax Rate	15.8%										19.0%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing non-GAAP information enhances investors’ understanding of the company’s results because management uses non-GAAP measures to assess performance. Management uses non-GAAP measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, senior management’s annual compensation is derived in part using a non-GAAP pretax income metric. The non-GAAP information presented should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales primarily reflect expenses for the amortization of intangible assets.  Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to acquisitions and divestitures.  Amounts included in research and development expenses primarily reflect expenses for the amortization of intangible assets.  Amounts included in other (income) expense, net, for the second quarter and six month period primarily reflect an increase in the estimated fair value measurement of liabilities for contingent consideration related to the prior termination of the Sanofi-Pasteur MSD joint venture and a loss on a forward exchange contract entered into in conjunction with the Organon spin-off.  Amount included in other (income) expense, net, for the six month period was partially offset by royalty income related to the prior termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Represents charges for the discontinuation of COVID-19 development programs.

(4) Represents the estimated tax impacts on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.  Certain other items for the six month period also includes a $207 million net tax benefit related to the settlement of certain federal income tax matters.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES - CONTINUING OPERATIONS

SECOND QUARTER 2022

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	2Q 2022	2Q 2021	% Change	2Q 2022	2Q 2021	% Change	2Q 2022	2Q 2021	% Change
TOTAL SALES (1)	$14,593	$11,402	28	$6,238	$5,100	22	$8,355	$6,301	33
PHARMACEUTICAL	12,756	9,980	28	5,726	4,647	23	7,030	5,333	32
Oncology
Keytruda	5,252	4,176	26	3,197	2,347	36	2,055	1,829	12
Alliance Revenue - Lynparza (2)	275	248	11	143	124	15	132	124	7
Alliance Revenue - Lenvima (2)	231	181	28	128	88	46	103	93	11
Alliance Revenue - Reblozyl (3)	33		*	28		*	5		*
Vaccines (4)
Gardasil / Gardasil 9	1,674	1,234	36	428	454	-6	1,245	781	60
ProQuad / M-M-R II / Varivax	578	516	12	434	386	13	143	130	10
RotaTeq	173	208	-17	98	111	-11	75	97	-23
Pneumovax 23	153	152	1	94	100	-6	59	52	14
Vaqta	35	56	-38	16	22	-27	19	34	-45
Hospital Acute Care
Bridion	426	387	10	237	197	20	190	190	-
Prevymis	103	93	11	47	37	28	56	56	-
Dificid	66	34	95	63	32	100	3	2	30
Primaxin	64	60	6			174	64	60	6
Noxafil	60	66	-8	16	14	11	45	52	-14
Zerbaxa	46	(1)	*	22	(2)	*	24	1	*
Invanz	46	48	-3	2	(4)	-139	45	52	-13
Cancidas	42	54	-23	2	1	*	39	53	-26
Cardiovascular
Alliance Revenue - Adempas/Verquvo (5)	98	74	33	88	81	9	10	(7)	*
Adempas (6)	63	74	-14				63	74	-14
Virology
Lagevrio	1,177		*			*	1,177		*
Isentress / Isentress HD	147	192	-24	67	74	-10	80	118	-32
Neuroscience
Belsomra	69	78	-12	19	14	34	50	63	-22
Immunology
Simponi	181	202	-10				181	202	-10
Remicade	53	75	-29				53	75	-29
Diabetes (7)
Januvia	756	784	-4	301	284	6	455	500	-9
Janumet	476	477	-	105	74	43	371	403	-8
Other Pharmaceutical (8)	479	512	-6	191	213	-10	288	299	-4

ANIMAL HEALTH	1,467	1,472	-	477	459	4	990	1,012	-2
Livestock	826	821	1	164	161	2	662	659	-
Companion Animals	641	651	-2	313	298	5	328	353	-7

Other Revenues (9)	370	(50)	*	35	(6)	*	335	(44)	*

* 200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Alliance Revenue represents royalties.

(4) Total Vaccines sales were $2,709 million in the second quarter of 2022 and $2,293 million in the second quarter of 2021.

(5) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(6) Net product sales in Merck's marketing territories.

(7) Total Diabetes sales were $1,300 million in the second quarter of 2022 and $1,330 million in the second quarter of 2021.

(8) Includes Pharmaceutical products not individually shown above.

(9) Other Revenues are comprised primarily of third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities. Other Revenues related to the receipt of milestone payments for out-licensed products were $32 million in the second quarter of 2022.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES - CONTINUING OPERATIONS

JUNE YEAR-TO-DATE 2022

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	June YTD 2022	June YTD 2021	% Change	June YTD 2022	June YTD 2021	% Change	June YTD 2022	June YTD 2021	% Change
TOTAL SALES (1)	$30,494	$22,029	38	$13,577	$9,890	37	$16,917	$12,139	39
PHARMACEUTICAL	26,863	19,218	40	12,498	8,941	40	14,364	10,277	40
Oncology
Keytruda	10,061	8,076	25	5,976	4,528	32	4,085	3,548	15
Alliance Revenue - Lynparza (2)	541	475	14	283	242	17	257	233	10
Alliance Revenue - Lenvima (2)	459	310	48	284	173	64	175	137	27
Alliance Revenue - Reblozyl (3)	86		*	55		*	30		*
Vaccines (4)
Gardasil / Gardasil 9	3,133	2,151	46	846	766	10	2,287	1,385	65
ProQuad / M-M-R II / Varivax	1,047	965	9	805	718	12	243	246	-2
RotaTeq	389	366	6	273	229	19	116	137	-16
Pneumovax 23	325	323	1	212	173	22	114	150	-24
Vaqta	71	90	-21	45	47	-4	25	43	-40
Hospital Acute Care
Bridion	821	727	13	432	364	19	389	363	7
Prevymis	197	174	13	87	72	21	110	103	7
Primaxin	122	125	-2	1		*	122	125	-2
Dificid	119	61	95	113	56	100	6	4	38
Noxafil	118	133	-11	25	29	-13	92	104	-11
Invanz	99	104	-5	2		*	96	104	-7
Cancidas	95	111	-15	4	3	15	91	108	-16
Zerbaxa	76	(9)	*	40	(4)	*	36	(5)	*
Cardiovascular
Alliance Revenue - Adempas/Verquvo (5)	170	149	14	159	149	7	11		*
Adempas (6)	124	129	-4				124	129	-4
Virology
Lagevrio	4,424		*	1,523		*	2,901		*
Isentress / Isentress HD	305	401	-24	128	145	-12	177	256	-31
Neuroscience
Belsomra	137	157	-13	39	32	22	98	125	-22
Immunology
Simponi	366	416	-12				366	416	-12
Remicade	114	160	-29				114	160	-29
Diabetes (7)
Januvia	1,535	1,593	-4	626	632	-1	909	961	-5
Janumet	931	962	-3	168	158	7	762	805	-5
Other Pharmaceutical (8)	998	1,069	-7	372	429	-13	628	640	-2

ANIMAL HEALTH	2,949	2,890	2	951	896	6	1,998	1,994	-
Livestock	1,658	1,640	1	335	318	6	1,322	1,322	-
Companion Animals	1,291	1,250	3	616	578	7	676	672	-

Other Revenues (9)	682	(79)	*	128	53	142	555	(132)	*

* 200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Alliance Revenue represents royalties and a milestone payment.

(4) Total Vaccines sales were $5,191 million and $4,102 million on a global basis for June YTD 2022 and 2021, respectively.

(5) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(6) Net product sales in Merck's marketing territories.

(7) Total Diabetes sales were $2,605 million and $2,693 million on a global basis for June YTD 2022 and 2021, respectively.

(8) Includes Pharmaceutical products not individually shown above.

(9) Other Revenues are comprised primarily of third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities. Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $146 million and $56 million on a global basis for June YTD 2022 and 2021, respectively.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES - CONTINUING OPERATIONS

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2022			2021						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q	June YTD
TOTAL PHARMACEUTICAL	$14,107	$12,756	$26,863	$9,238	$9,980	$19,218	$11,496	$12,039	$42,754	28	40

United States	6,773	5,726	12,499	4,294	4,647	8,941	5,670	5,790	20,401	23	40
% Pharmaceutical Sales	48.0%	44.9%	46.5%	46.5%	46.6%	46.5%	49.3%	48.1%	47.7%
Europe (1)	3,309	2,677	5,986	2,276	2,404	4,680	2,445	2,655	9,780	11	28
% Pharmaceutical Sales	23.5%	21.0%	22.3%	24.6%	24.1%	24.4%	21.3%	22.1%	22.9%
China	1,113	1,355	2,468	688	944	1,632	1,278	1,352	4,262	44	51
% Pharmaceutical Sales	7.9%	10.6%	9.2%	7.4%	9.5%	8.5%	11.1%	11.2%	10.0%
Japan	965	1,092	2,057	607	637	1,244	614	771	2,629	71	65
% Pharmaceutical Sales	6.8%	8.6%	7.7%	6.6%	6.4%	6.5%	5.3%	6.4%	6.1%
Asia Pacific (other than China and Japan)	786	854	1,640	437	442	879	450	488	1,817	93	87
% Pharmaceutical Sales	5.6%	6.7%	6.1%	4.7%	4.4%	4.6%	3.9%	4.1%	4.2%
Latin America	435	453	888	353	379	732	434	421	1,587	20	21
% Pharmaceutical Sales	3.1%	3.6%	3.3%	3.8%	3.8%	3.8%	3.8%	3.5%	3.7%
Eastern Europe/Middle East/Africa	450	339	789	357	318	675	362	278	1,315	7	17
% Pharmaceutical Sales	3.2%	2.7%	2.9%	3.9%	3.2%	3.5%	3.1%	2.3%	3.1%
Canada	189	166	354	160	157	318	164	167	650	5	12
% Pharmaceutical Sales	1.3%	1.3%	1.3%	1.7%	1.6%	1.7%	1.4%	1.4%	1.5%
Other	87	94	182	66	52	117	79	117	313	81	56
% Pharmaceutical Sales	0.6%	0.6%	0.7%	0.8%	0.4%	0.5%	0.8%	0.9%	0.8%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Europe represents all European Union countries, the European Union accession markets and the United Kingdom.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	2Q22	2Q21	June YTD 2022	June YTD 2021
Interest income	$(15)	$(9)	$(22)	$(20)
Interest expense	240	202	483	401
Exchange losses	86	114	124	155
Loss (income) from investments in equity securities, net (1)	284	(280)	991	(854)
Net periodic defined benefit plan (credit) cost other than service cost	(27)	(110)	(148)	(199)
Other, net	(130)	(20)	(280)	(41)
Total	$438	$(103)	$1,148	$(558)

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds.  Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while gains and losses from ownership interests in investment funds are accounted for on a one quarter lag.